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                          RAND ACQUISITION CORPORATION




                                                                    , 2004

ProChannel Management LLC
450 Park Avenue, 10th Floor
New York, New York 10022

Gentlemen:

         This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of Rand Acquisition Corporation ("RAC") and continuing until the consummation by RAC of a "Business Combination" (as described in RAC's IPO prospectus), ProChannel Management LLC shall make available to RAC certain office and secretarial services as may be required by RAC from time to time, situated at 450 Park Avenue, 10th Floor, New York, New York 10022. In exchange therefore, RAC shall pay ProChannel Management LLC the sum of $7,500 per month on the Effective Date and continuing monthly thereafter.


                                        Very truly yours,


                                        RAND ACQUISITION CORPORATION




                                        By:  ________________________________
                                             Name:    Laurence S. Levy
                                             Title:   Chairman and CEO

AGREED TO AND ACCEPTED BY:

PROCHANNEL MANAGEMENT LLC


By:      _________________
         Name: Laurence Levy
         Title: Sole Member